UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 29, 2012

WESTMORELAND COAL COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware	001-11155	23-1128670
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9540 South Maroon Circle, Suite 200, Englewood, CO	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 922-6463

_______________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

The information contained in Item 3.03 below regarding the Amendment to the Rights Agreement (as defined below) is incorporated by reference into this Item 1.01.

Item 3.03. Material Modifications to Rights of Security Holders.

On February 29, 2012, the Board of Directors (the “Board”) approved and, on March 5, 2012, Westmoreland Coal Company (the “Company”) entered into an amendment (the “Amendment”) to the Company’s Amended and Restated Shareholder Rights Agreement, dated February 7, 2003, as amended by the First Amendment to the Amended and Restated Shareholder Rights Agreement, dated May 2, 2007, and as later amended by the Second Amendment to the Amended and Restated Shareholder Rights Agreement, dated March 4, 2008 (collectively, the “Rights Agreement”), to replace Computershare Trust Company, N.A. as rights agent and appoint Broadridge Corporate Issuer Solutions, Inc. as Rights Agent under the Rights Agreement. Other conforming immaterial changes were also made in the Amendment. The foregoing description of the Amendment is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed herewith as Exhibit 4.1.  The Rights Agreement, a copy of which was previously filed as Exhibit 4.1 to the Current Report on Form 8-K filed on February 7, 2003, Exhibit (l) to Form 8-A filed on May 4, 2007 and Exhibit (l) filed on March 6, 2008, are incorporated herein by reference.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Executive Officer Compensation

On February 29, 2012, the Board awarded Mr. Keith E. Alessi, the Chief Executive Officer and President, the following compensation package for 2012:

•	Annualized base salary of $700,000;

•	Annual Incentive Policy target of 100% of base salary; and

•	Long Term Incentive Policy target of 150% of base salary.

In addition, on February 29, 2012, the Board awarded to Mr. Alessi for exemplary work an AIP payout for fiscal year 2011 of $668,460, which reflects 100% financial payout and 134% individual performance payout.

Executive Officer Designation

On February 29, 2012, the Board determined that the roles and responsibilities of Morris Kegley, General Counsel – Mining and Operations, no longer require that he be considered an executive officer of the Company for reporting purposes under the rules and regulations of the Securities and Exchange Commission.

Item 9.01.  Financial Statements and Exhibits

     (d)     Exhibits

Exhibit No.	Description

4.1	Third Amendment to Amended and Restated Rights Agreement, dated as of March 5, 2012, between Westmoreland Coal Company and Broadridge Corporate Issuer Solutions, Inc., as Rights Agent

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMORELAND COAL COMPANY

Date: March 6, 2012	By:	/s/ Kevin Paprzycki
Kevin Paprzycki Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Third Amendment to Amended and Restated Rights Agreement, dated as of March 5, 2012, between Westmoreland Coal Company and Broadridge Corporate Issuer Solutions, Inc., as Rights Agent